UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2012

THE SERVICEMASTER COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14762	36-3858106
(State or other Jurisdiction	(Commission File Number)	(I.R.S Employer
of Incorporation)		Identification Number)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 597-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The ServiceMaster Company (the “Company”) is filing this Current Report on Form 8-K to update the historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “2010 Form 10-K”) to present the results of its TruGreen LandCare segment, which was sold by the Company in the second quarter of 2011, as a discontinued operation on a retroactive basis for the years ended December 31, 2010, 2009 and 2008. The information in this Form 8-K does not constitute an amendment to the 2010 Form 10-K or a restatement of the financial statements contained therein.

The following Items of the 2010 Form 10-K are hereby being retrospectively adjusted to reflect the impact of accounting for the TruGreen LandCare segment as a discontinued operation for the periods set forth above:

• Part II, Item 6. Selected Financial Data;

• Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

• Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk;

• Part II, Item 8. Financial Statements and Supplementary Data;

• Part IV, Item 15(a)(2). Financial Statement Schedules; and

• Exhibit 12. Ratio of Earnings to Fixed Charges.

The presentation of the TruGreen LandCare segment as a component of discontinued operations affects only the manner in which certain financial information was previously reported and does not restate or revise the Company’s net income in any previously reported financial statements. Although the retrospective adjustment reflecting the impact of accounting for the TruGreen LandCare segment as a discontinued operation only impacts certain of the information set forth in Items 6, 7, 7A and 8 of the 2010 Form 10-K, Exhibit 99, attached hereto, contains such items in their entirety for the convenience of the reader. Except for matters noted above affecting changes in presentation, no other information in the 2010 Form 10-K is being updated for events or developments that occurred subsequent to the filing of the 2010 Form 10-K on March 28, 2011. Without limiting the generality of the foregoing, except for the matters specifically noted above, this report does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2010 Form 10-K for any information, uncertainties, transactions, proceedings, risks, events or trends occurring or known to management. More current information is contained in the Company’s Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”), which contain important information regarding events and developments of the Company that have occurred since the filing of the 2010 Form 10-K. This Current Report on Form 8-K and the information contained in the exhibits hereto should be read in conjunction with, and as a supplement to, the Company’s 2010 Form 10-K, its Quarterly Reports on Form 10-Q and its other filings with the SEC. This update is consistent with the presentation of continuing and discontinued operations included in the Company’s Quarterly Report on Form 10-Q for the third quarter ended September 30, 2011.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

12	Ratio of Earnings to Fixed Charges, as of December 31, 2010

99

2010 Form 10-K Part II, Item 6 — Selected Financial Data; Part II, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 7A — Quantitative and Qualitative Disclosures about Market Risk; Part II, Item 8 — Financial Statements and Supplementary Data; Part IV, Item 15(a)(2) Financial Statement Schedules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2012	THE SERVICEMASTER COMPANY

	By:	/s/ Roger A. Cregg
Roger A. Cregg
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

12	Ratio of Earnings to Fixed Charges, as of December 31, 2010

99

2010 Form 10-K Part II, Item 6 — Selected Financial Data; Part II, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 7A — Quantitative and Qualitative Disclosures about Market Risk; Part II, Item 8 — Financial Statements and Supplementary Data; Part IV, Item 15(a)(2) Financial Statement Schedules.